Exhibit 4.3(e)

THIS SECURITY IS AN OBLIGATION OF SOLELY KEYCORP AND IS NOT AND A SAVINGS ACCOUNT, A DEPOSIT OR OTHER OBLIGATION OF ANY BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

CUSIP NO.

REGISTERED PRINCIPAL AMOUNT $

No. FL -

KEYCORP

FORM OF

SUBORDINATED MEDIUM-TERM NOTE, SERIES N

(FLOATING RATE)

Due from 9 Months or More from Date of Issue

If the registered owner of this Security (as indicated below) is The Depository Trust Company (the “Depository”) or a nominee of the Depository, this Security is a Global Security and the following two legends apply:

Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and such certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of the Depository, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by the Depository to a nominee thereof or by a nominee thereof to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.

IF APPLICABLE, THE “TOTAL AMOUNT OF OID,” “YIELD TO MATURITY” AND “INITIAL ACCRUAL PERIOD OID” (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.

1

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

BASE RATE:

If LIBOR:	☐ Reuters Page LIBOR01 ☐ Other:

INITIAL INTEREST RATE:

INDEX MATURITY:

SPREAD (PLUS OR MINUS):

SPREAD MULTIPLIER:

CALCULATION AGENT:

CALCULATION DATE:

SINKING FUND:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

CMT TELERATE PAGE:

INTEREST DETERMINATION DATE:

INTEREST RESET PERIOD:

INTEREST RESET DATES:

INTEREST PAYMENT PERIOD:

INTEREST PAYMENT DATES:

REGULAR RECORD DATES:

PAYING AGENT:

PLACE OF PAYMENT:

DAY COUNT CONVENTION:

OPTION TO ELECT REPAYMENT:    ☐  YES    ☐  NO

REPAYMENT DATE(S):

REPAYMENT PRICE:

OPTIONAL REDEMPTION:    ☐  YES    ☐  NO

INITIAL REDEMPTION DATE:

ADDITIONAL REDEMPTION DATES:

INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:

MINIMUM DENOMINATIONS:

☐  $1,000

☐  Other:

SPECIFIED CURRENCY:

United States Dollars:

☐  YES    ☐  NO

FOREIGN CURRENCY:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY OTHER THAN U.S. DOLLARS:

☐  YES    ☐  NO

EXCHANGE RATE AGENT:

ADDITIONAL AMOUNTS:

DEFEASANCE:    ☐  YES    ☐  NO

COVENANT DEFEASANCE:    ☐  YES    ☐  NO

OPTIONAL INTEREST RATE RESET:

☐  YES    ☐  NO

OPTIONAL INTEREST RATE RESET DATES:

TOTAL AMOUNT OF OID (for Discount Securities only):

INITIAL ACCRUAL PERIOD OID (for Discount Securities only):

ORIGINAL YIELD TO MATURITY (for Discount Securities only):

OTHER/DIFFERENT PROVISIONS (for Discount Securities only):

2

KEYCORP, an Ohio corporation (herein referred to as the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of             Dollars ($) on the Stated Maturity shown above (except to the extent redeemed, repaid or renewed prior to the Stated Maturity) and to pay interest thereon at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date (if the first Interest Reset Date is later than the Original Issue Date) and thereafter at the interest rate determined by reference to the Base Rate shown above, plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, until the principal hereof is paid or duly made available for payment; provided, however, that the interest rate in effect for the 10 days immediately prior to the Maturity Date (as defined below) of this Security will be that in effect on the 10th day preceding such date. The Company will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date (except as provided in the next succeeding paragraph) next succeeding the Original Issue Date, and on the Stated Maturity, any Redemption Date or Repayment Date (such terms together are hereinafter referred to as a “Maturity Date” with respect to the principal repayable on such date); provided, however, that any payment of principal, premium, if any, or interest to be made on any Interest Payment Date or on the Maturity Date that is not a Business Day (as defined below) shall be made on the next succeeding Business Day (except that in the case of interest payments on an Interest Payment Date and if the Base Rate specified above is LIBOR or EURIBOR, and such day falls in the next succeeding calendar month, such payment will be made on the next preceding London Business Day or TARGET Business Day, respectively) as described on the reverse hereof.

For purposes of this Security, unless otherwise specified on the face hereof, “Business Day” means any day, other than a Saturday or Sunday, that is not a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to be closed in New York City; provided, however, that with respect to foreign currency Notes, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to be closed in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or if the Specified Currency is the euro or if the Base Rate specified is EURIBOR, such day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open); provided further, that with respect to Securities to which LIBOR (as defined below) is an applicable interest rate basis, such day is also a London Business Day.

“Principal Financial Center” means the capital city of the country issuing the Specified Currency, except that with respect to United States dollars, Australian dollars, Canadian dollars, euro, New Zealand dollars, South African rand and Swiss francs, the “principal financial center” shall be New York City, Sydney, Toronto, London (solely in the case of the designated LIBOR currency), Wellington, Johannesburg and Zurich, respectively.

“London Business Day” means a day on which commercial banks are open for business (including dealings in the designated LIBOR Currency) in London.

“TARGET Business Day” means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for business.

3

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the “Holder”) in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th day (whether or not a Business Day) next preceding such Interest Payment Date or as otherwise specified above (a “Regular Record Date”); provided, however, that, if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such Regular Record Date; and provided further that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

Unless otherwise specified above, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency shown above unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above, elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Trustee in New York City, on or prior to the applicable Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Such request may be in writing with a signature guarantee, mailed or hand delivered, or by cable, telex or other form of facsimile transmission. Unless otherwise specified above, the Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least 15 days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

In the event of an official redenomination of the Specified Currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates.

4

Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if (i) the Specified Currency is U.S. dollars and the Holder hereof is the Holder of U.S.$1,000,000 or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions) or (ii) the Specified Currency is a Foreign Currency, and the Holder has elected to receive payments in such Specified Currency as provided for above, such interest payments will be made by transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Trustee on or prior to the applicable Regular Record Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder may provide appropriate instructions to the Trustee, and all such payments will be made in immediately available funds to an account maintained by the payee with a bank, but only if such bank has appropriate facilities therefor. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Trustee maintained for that purpose in the Borough of Manhattan, The City and State of New York (or at such other location as may be specified above). The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RELATING TO THE SUBORDINATION OF THIS SECURITY TO THE COMPANY’S SENIOR INDEBTEDNESS.

5

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

KEYCORP

By:

Name:

Title:

Attest:
Assistant Secretary

[Seal]

Dated:	TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:
Authorized Signatory

6

[REVERSE OF NOTE]

KEYCORP

SUBORDINATED MEDIUM-TERM NOTE, SERIES N

Section 1. General. This Security is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Indenture was amended pursuant to a First Supplemental Indenture dated as of November 14, 2001 and a Second Supplemental Indenture dated as of November 13, 2013, copies of which are available from the Company or the Trustee. This Security is one of the series designated on the face hereof, which is unlimited in aggregate principal amount.

Section 2. Payments. If the Specified Currency is other than U.S. dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the “Exchange Rate Agent”) based on the highest bid quotation in New York City at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers selected by the Exchange Rate Agent (one of which may be the Exchange Rate Agent unless the Exchange Rate Agent is the applicable agent to or through which this Security was originally sold) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three of such bid quotations are not available, payments will be made in the Specified Currency.

Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls or to other circumstances beyond the Company’s control, or is no longer used by the government of the country issuing such currency or for settlement of transactions by public institutions of or within the international banking community, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in New York City for cable transfers of such Specified Currency as certified for customs purposes (or, if not so certified as otherwise determined) by the Federal Reserve Bank of New York (the “Market Exchange Rate”) as computed by the Exchange Rate Agent for such Specified Currency on the second Business Day prior to such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default or Default under the Indenture.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

Section 3. Interest Rate Calculations. Unless otherwise set forth on the face hereof, the following provisions of this Section 3 shall apply to the calculation of interest on this Security. If the first Interest Reset Date is later than the Original Issue Date, this Security will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate set forth on the face hereof, as adjusted by the Spread, the Spread Multiplier or other formula, if any, set forth on the face hereof.

As set forth on the face hereof, this Security may also have either or both of the following: (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Reset Period (“Maximum Interest Rate”); and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any Interest Reset Period (“Minimum Interest Rate”). In addition to any Maximum Interest Rate that may be set forth on the face hereof, the interest rate on this Security will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

The rate of interest hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (each, an “Interest Reset Period”) as set forth on the face hereof. The “Interest Reset Date” is the first day of each Interest Reset Period and will be, if this Security resets (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Base Rate set forth on the face hereof is the Treasury Rate); weekly and if the Base Rate set forth on the face hereof is the Treasury Rate, the Tuesday of each week; (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of each of the two months which are six months apart as set forth on the face hereof; and (vi) annually, the third Wednesday of one month of each year set forth on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, except that, if the Base Rate set forth on the face hereof is LIBOR or EURIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding London Business Day or TARGET Business Day, respectively.

The “Interest Determination Date” is the date as of which the new interest rate is determined for a particular Interest Reset Date, based on the applicable interest rate basis or formula as of that Interest Determination Date. If the Base Rate set forth on the face hereof is the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, the CMS Rate or the Prime Rate, the Interest Determination Date pertaining to an Interest Reset Date for this

Security will be the second Business Day next preceding such Interest Reset Date. If the Base Rate set forth on the face hereof is the Eleventh District Cost of Funds Rate, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the last working day of the month immediately preceding such Interest Reset Date on which the Federal Home Loan Bank of San Francisco published the Eleventh District Cost of Funds Index (the “Eleventh District Cost of Funds Index”). If the Base Rate set forth on the face hereof is LIBOR or EURIBOR, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the second London Business Day or TARGET Business Day, respectively, next preceding such Interest Reset Date (unless the designated LIBOR Currency is British pounds sterling, in which case the Interest Determination Date will be the Interest Reset Date). If the Base Rate set forth on the face hereof is the Treasury Rate, the Interest Determination Date pertaining to an Interest Reset Date for this Security will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the same index maturity are auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next week. If an auction falls on any Interest Reset Date, then the Interest Reset Date will instead be the first Business Day immediately following the auction sale.

Unless otherwise set forth on the face hereof, the “Calculation Date,” where applicable, pertaining to an Interest Determination Date is the earlier of (i) the 10th calendar day after such Interest Determination Date, or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

The Company will appoint and enter into an agreement with an agent (a “Calculation Agent”) to calculate the rate of interest on the Securities of this series which bear interest at a floating rate. Unless otherwise set forth on the face hereof, KeyBank National Association will be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next succeeding Interest Reset Date.

Notwithstanding any of the foregoing, the interest rate thereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Interest will be payable on, unless specifically set forth on the face hereof, if this Security resets (i) daily, weekly or monthly, the third Wednesday of each month or the third Wednesday of March, June, September and December of each year, as set forth on the face hereof unless if the Base Rate is the Eleventh District Cost of Funds Rate; (ii) monthly and the Base Rate set forth on the face hereof is the Eleventh District Cost of Funds Rate, then the first calendar day of each month as set forth on the face hereof; (iii) quarterly, the third Wednesday of March, June, September and December of each year; (iv) semiannually, the third Wednesday of each of the two months set forth on the face hereof; and (v) annually, the third Wednesday of the month set forth on the face hereof (each, an “Interest Payment Date”), and in each case, on the Maturity Date or at redemption or repurchase.

The interest payable hereon on each Interest Payment Date and on the Maturity Date shall be the amount of interest accrued from and including the Original Issue Date or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be. If the Stated Maturity falls on a day which is not a Business Day, the payment of principal, premium, if any, and interest with respect to the Stated Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, and no interest shall accrue on the amount so payable as a result of such delayed payment. If an Interest Payment Date other than the Stated Maturity falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day and interest will accrue for the period of such postponement (except if the Base Rate specified above is LIBOR or EURIBOR, and such day falls in the next succeeding calendar month, such Interest Payment Date will be advanced to the immediately preceding London Business Day or TARGET Business Day, respectively), it being understood that, to the extent this sentence is inconsistent with Section 112 of the Indenture, the provisions of this sentence shall apply in lieu of such Section.

Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. The accrued interest factor will be computed by adding the interest factor calculated for each day in the interest period or from the date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate in effect on that day (1) by 360, if the Base Rate set forth on the face hereof is the CD Rate, Commercial Paper Rate, EURIBOR, Federal Funds Rate, Prime Rate, LIBOR, CMS Rate or Eleventh District Cost of Funds Rate (as described below), or (2) by the actual number of days in the year, if the Base Rate set forth on the face hereof is the Treasury Rate or CMT Rate. The interest rate applicable to any day that is an Interest Reset Date is the interest rate as determined, in accordance with the procedures hereinafter set forth, with respect to the Interest Determination Date pertaining to such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as set forth on the face hereof).

All percentages used in or resulting from any calculation with respect hereto will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 7.123455% (or 0.07123455) being rounded to 7.12346% (or 0.0712346) and 7.123454% (or 0.07123454) being rounded to 7.12345% (or 0.0712345)). All currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward).

Subject to applicable provisions of law and except as specified herein, with respect to each Interest Determination Date, the rate of interest shall be the rate determined by the Calculation Agent in accordance with the provisions of the applicable heading below.

Determination of CD Rate. If the Base Rate set forth on the face hereof is the CD Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “CD Rate” means, with respect to any Interest Determination Date, the rate on such date for negotiable U.S. dollar certificates of deposit having the Index Maturity set forth on the face hereof as published by the Board of Governors of the Federal Reserve System in “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication of the Board of Governors of the Federal Reserve System (“H.15(519)”) under the heading “CDs (secondary market)” (or any other heading that is the then applicable heading established to describe such Index Maturity).

The “Index Maturity” is the period to maturity of the instrument or obligation with respect to which the related interest rate basis or formulae will be calculated.

However, if the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit having the Index Maturity set forth on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “CDs (secondary market).” “H.15 Daily Update” means the daily update of H.15(519), available through the Internet site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication. If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, the Calculation Agent will determine the CD Rate on such Interest Determination Date and it will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such Interest Determination Date, for certificates of deposit with a remaining maturity closest to the Index Maturity set forth on the face hereof of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in New York City selected by the Calculation Agent for negotiable U.S. dollar certificates of deposit of major United States money center banks in the market for negotiable certificates of deposit. However, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as set forth above, the CD Rate in effect for the applicable period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Rate Period, the rate of interest payable on the CD Rate Notes for which such CD Rate is being determined shall be the Initial Interest Rate).

Determination of CMS Rate. If the Base Rate set forth on the face hereof is the CMS Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMS Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.

Unless otherwise set forth on the face hereof, the CMS Rate for each Interest Reset Period will be the rate on the applicable Interest Determination Date for the designated maturity specified in the pricing supplement that appears on Reuters Screen ISDAFIX1 as of 11:00 a.m., New York city time.

The following procedures will be followed if the CMS Rate cannot be determined as described above:

(i) If the above rate is not displayed by 11:00 a.m. New York City time, the rate for such date shall be determined as if the parties had specified “USD-CMS-Reference Banks” as the applicable rate. “USD-CMS-Reference Banks” means, on any Interest Determination Date, the rate determined on the basis of the mid-market semi-annual swap rate quotations provided by the Reference Banks at approximately 11:00 a.m., New York city time on such Interest Determination Date; and for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity commencing on that date and in a representative amount with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an actual/360 day count basis, is equivalent to USD-LIBOR-BBA with the designated maturity specified on the face hereof. The rate for that date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest).

(ii) If no rate is available as described above, the CMS Rate for the new Interest Reset Period will be the same as for the immediately preceding Interest Reset Period. If there was no such Interest Reset Period, the CMS Rate will be the Initial Interest Rate.

References herein to “U.S. dollars” or “U.S. $” or “$” are to the currency of the United States of America.

Determination of CMT Rate. If the Base Rate set forth on the face hereof is the CMT Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “CMT Rate” means, with respect to any Interest Determination Date pertaining thereto:

(i) If “Reuters Page FRBCMT” is the specified CMT Reuters Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in H.15(519) under the caption “Treasury Constant Maturities,” as such yield is displayed on Reuters (or any successor service) on page FRBCMT (or any other page as may replace such page on such service) (“Reuters Page FRBCMT”) for such Interest Determination Date. The Calculation Agent will follow the following procedures if the Reuters Page FRBCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Reuters Page FRBCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof and for such Interest Determination Date as set forth in H.15(519) under the caption “Treasury Constant

Maturities.” (b) If such rate does not appear in H.15(519), the CMT Rate on such Interest Determination Date shall be the rate for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate that would otherwise have been published in H.15(519). (c) If the Federal Reserve Board or the United States Department of the Treasury does not publish a yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for such Interest Determination Date, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three leading primary United States government securities dealers in New York City (which may include the agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two such United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect on such Interest Determination Date.

(ii) If “Reuters Page FEDCMT” is the specified CMT Reuters Page on the face hereof, the CMT Rate on the Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as set forth in H.15(519) opposite the caption “Treasury Constant Maturities,” as such yield is displayed on Reuters on page FEDCMT (or any other page as may replace such page on such service) (“Reuters Page FEDCMT”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls.

The Calculation Agent will follow the following procedures if the Reuters Page FEDCMT CMT Rate cannot be determined as described in the preceding sentence: (a) If such rate does not appear on Reuters Page FEDCMT, the CMT Rate on such Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the week or month, as applicable, preceding such Interest Determination Date as set forth in H.15(519) opposite the caption “Treasury Constant Maturities.” (b) If such rate does not appear in H.15(519), the CMT Rate on such Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such Interest Determination Date falls. (c) If the Federal Reserve Bank of New York does not publish a one-week or one-month, as specified on the face hereof, average yield on United States Treasury securities at “constant maturity” having the Index Maturity specified on the face hereof for the applicable week or month, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity of no more than one year shorter than such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. (d) If fewer than five but more than two such prices are provided as requested, the CMT Rate on such Interest Determination Date shall be the rate on the Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotation shall be eliminated. (e) If fewer than three prices are provided as requested, the CMT Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest) for United States Treasury securities with an original maturity longer than the Index Maturity specified on the face hereof, a remaining term to maturity closest to such Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time. If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to such Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used. If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate interest determination date shall be the rate on the Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such Interest Determination Date shall be the CMT Rate in effect on such Interest Determination Date.

Determination of Commercial Paper Rate. If the Base Rate set forth on the face hereof is the Commercial Paper Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Commercial Paper Rate” means, with respect to any Interest Determination Date pertaining thereto, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity set forth on the face hereof, as such rate shall be published in H.15(519) prior to 3:00 p.m., New York City time, on the Calculation Date under the caption “Commercial Paper - Nonfinancial.” If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the Index Maturity set forth on the face hereof as published in H.15 Daily Update or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Commercial Paper - Nonfinancial.” If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Interest Determination Date of three leading dealers in commercial paper in New York City selected by the Calculation Agent for commercial paper having the Index Maturity set forth on the face hereof placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized securities rating organization. However, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting offered rates as mentioned in the previous sentence, the Commercial Paper Rate in effect for the applicable period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Commercial Paper Rate Notes for which such Commercial Paper Rate is being determined shall be the Initial Interest Rate).

“Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

MONEY MARKET YIELD =	D x 360	x 100
360 - (D x M)

where “D” refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the Interest Period for which the interest is being calculated.

Determination of Eleventh District Cost of Funds Rate. If the Base Rate set forth on the face hereof is the Eleventh District Cost of Funds Rate, this Security will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Eleventh District Cost of Funds Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, “Eleventh District Cost of Funds Rate” means, with respect to any Interest Determination Date, the rate on the applicable Interest Determination Date equal to the monthly weighted average cost of funds for the calendar month preceding the Interest Determination Date as displayed under the caption “11TH DIST COFI” on Reuters Page COFI/ARMS. “Reuters Page COFI/ARMS” means the display page designated as page COFI/ARMS on Reuters, or any successor service or page, for the purpose of displaying the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District, as of 11:00 a.m., San Francisco time, on such Interest Determination Date.

The following procedures will be followed if the Eleventh District Cost of Funds Rate cannot be determined as described above:

(i) If the above rate is not displayed on the applicable Interest Determination Date, the Eleventh District Cost of Funds Rate will be the Eleventh District Cost of Funds Rate Index on the applicable Interest Determination Date.

(ii) If the Federal Home Loan Bank (“FHLB”) of San Francisco fails to announce the rate for the calendar month next preceding the applicable Interest Determination Date, then the Eleventh District Cost of Funds Rate for the new Interest Reset Period will be the same as for the immediately preceding Interest Reset Period. If there was no such Interest Reset Period, the Eleventh District Cost of Funds Rate Index will be the Initial Interest Rate.

(iii) The “Eleventh District Cost of Funds Rate Index” will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that the FHLB of San Francisco most recently announced as the cost of funds for the calendar month preceding the applicable Interest Determination Date.

Determination of EURIBOR. If the Base Rate set forth on the face hereof is EURIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to EURIBOR, unless otherwise set forth on the face hereof, the Calculation Agent will determine EURIBOR on each EURIBOR determination date, which is the second TARGET Business Day prior to the Interest Reset Date for each Interest Reset Period.

Unless otherwise specified on the face hereof, EURIBOR means, with respect to any Interest Determination Date, a base rate equal to the interest rate for deposits in euro designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI — the Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing that rate. EURIBOR will be determined in the following manner:

(i) EURIBOR will be the offered rate for deposits in euro having the Index Maturity specified on the face hereof, beginning on the second TARGET Business Day after such Interest Determination Date, as that rate appears on Reuters Page EURIBOR 01 as of 11:00 a.m., Brussels time, on such Interest Determination Date.

(ii) If the rate described above does not appear on Reuters Page EURIBOR 01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on such Interest Determination Date, at which deposits of the following kind are offered to prime banks in the euro-zone interbank market by the principal euro-zone office of each of four major banks in that market selected by the Calculation Agent: euro deposits having such EURIBOR Index Maturity, beginning on such EURIBOR Interest Reset Date, and in a representative amount. The Calculation Agent will request that the principal euro-zone office of each of these banks provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such Interest Determination Date will be the arithmetic mean of the quotations.

(iii) If fewer than two quotations are provided as described above, EURIBOR for such Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading euro-zone banks quoted, at approximately 11:00 a.m., Brussels time on that Interest Determination Date, by three major banks in the euro-zone selected by the Calculation Agent: loans of euro having such EURIBOR Index Maturity, beginning on such EURIBOR Interest Reset Date, and in an amount that is representative of a single transaction in euro in that market at the time.

If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new interest period will be EURIBOR in effect for the prior interest period. If the initial base rate has been in effect for the prior interest period, however, it will remain in effect for the new interest period.

“Euro-zone” means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

Determination of Federal Funds Rate. If the Base Rate set forth on the face hereof is the Federal Funds Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest

Unless otherwise specified on the face hereof, “Federal Funds Rate” means the rate determined by the Calculation Agent, with respect to any Interest Determination Date, in accordance with the following provisions:

(i) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate with respect to such date for United States dollar Federal Funds as published in H.15(519) opposite the caption “Federal Funds (Effective),” as such rate is displayed on Reuters on page FEDFUNDS1 (or any other page as may replace such page on such service) (“Reuters Page FEDFUNDS1”) under the heading “EFFECT,” or, if such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date, the rate with respect to such Interest

Determination Date for United States dollar Federal Funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).” If such rate does not appear on Reuters Page FEDFUNDS1 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of U.S. dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on the Business Day following such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(ii) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Reuters on page 5 (or any other page as may replace such page on such service) (“Reuters Page 5”), or, if such rate does not appear on Reuters Page 5 by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for the Interest Determination Date will be the rate for that day displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg. If such rate does not appear on Reuters Page 5 or is not displayed on FFPREBON Index page on Bloomberg or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(iii) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate for such Interest Determination Date will be the rate for that day appearing on Reuters Page USFFTARGET= (or any other page as may replace such page on such service) (“Reuters Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Reuters Page USFFTARGET= by 3:00 p.m., New York City time, on the related Calculation Date, then the Federal Funds Rate on such

Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in New York City (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate Interest Determination Date.

Determination of LIBOR. If the Base Rate set forth on the face hereof is LIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to the London interbank offered rate for U.S. dollar deposits, unless otherwise set forth on the face hereof, “LIBOR” for each Interest Determination Date will be determined by the Calculation Agent in accordance with the following provisions:

LIBOR will mean the rate for deposits in the designated LIBOR Currency (as defined below) of the Index Maturity set forth on the face hereof, as such rate is displayed on Reuters on page LIBOR01 (or any other page as may replace such page on such service for the purposes of displaying the London inter-bank rates of major banks for the designated LIBOR Currency) as of 11:00 a.m., London time, on such Interest Determination Date (“Reuters Page LIBOR01”).

On any Interest Determination Date on which no rate is displayed on Reuters Page LIBOR01, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of the specified Index Maturity to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean of rates quoted by three major banks in the Principal Financial Center selected by the Calculation Agent at approximately 11:00 a.m. in the applicable Principal Financial Center, on such Interest Determination Date for loans in LIBOR Currency to leading European banks, for the period of the specified Index Maturity and in a principal amount that is representative of a single transaction in such market at such time. However, if fewer than three banks as selected by the Calculation Agent are quoting rates as mentioned in the prior sentence, “LIBOR” for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the LIBOR Notes for which LIBOR is being determined shall be the Initial Interest Rate).

“LIBOR Currency” means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such currency is specified, United States dollars.

Determination of Prime Rate. If the Base Rate set forth on the face hereof is the Prime Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Prime Rate” means, with respect to any Interest Determination Date pertaining thereto, the prime rate or base lending rate on such date as published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date for that Interest Determination Date, under the caption “Bank Prime Loan” (or any other heading that is the then applicable heading established to describe such Index Maturity). If such rate is not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate will be the rate on such Interest Determination Date as published in H.15 Daily Update, or such other recognized source used for the purpose of displaying such rate, under the caption “Bank Prime Loan.”

If the rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters 3000 Xtra Service (or any successor service) screen designated as “USPRIME1” (such term to include such other page as may replace the USPRIME1 page on that service for the purpose of displaying Prime Rates or base lending rates of major U.S. banks) as that bank’s Prime Rate or base lending rate as in effect for such Interest Determination Date. If at least one rate but fewer than four such rates appear on the USPRIME1 for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the Prime Rates or base lending rates quoted (on the basis of the actual number of days in the year divided by 360) as of the close of business on such Interest Determination Date by three major money center banks in New York City selected by the Calculation Agent. If the banks selected by the Calculation Agent are not quoting as mentioned above, the Prime Rate will remain the Prime Rate then in effect on the Interest Determination Date.

Determination of Treasury Rate. If the Base Rate set forth on the face hereof is the Treasury Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate, plus or minus any Spread, and/or multiplied by any Spread Multiplier, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the “Treasury Rate” means, with respect to any Interest Determination Date pertaining thereto, the rate from the auction of direct obligations of the United States (“Treasury bills”) held on such Interest Determination Date having the Index Maturity set forth on the face hereof under the caption “INVEST RATE” on the display on Reuters on page USAUCTION10 (or any other page as may replace such page on such service) or page USAUCTION11 (or any other page as may replace such page on such service) by 3:00 p.m., New York City time, on the Calculation Date for such Interest Determination Date. However, if not yet published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Treasury Rate will be the Bond Equivalent Yield (as defined below) of the auction rate of such Treasury bills as published in H.15 Daily Update, or such recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government Securities/ Treasury Bills/Auction High.” If the rate is not so published by 3:00 p.m., New York City time, on the Calculation Date and cannot be determined as described in the immediately preceding sentence, the Treasury Rate will be the Bond Equivalent Yield of the auction rate of such Treasury bills as otherwise announced by the United States Department of the Treasury. In the event that the results of the most recent auction of Treasury bills having the Index Maturity set forth on the face hereof are not published or announced as described above by 3:00 p.m., New York City time, on such Calculation Date, or if no auction is held on the Interest Determination Date, then the Treasury Rate will be the Bond Equivalent Yield on such Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills (Secondary Market)” or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Interest Determination Date of such Treasury bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government Securities/Treasury Bills (Secondary Market).” If such rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers in New York City selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity set forth on the face hereof. However, if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in the prior sentence, the Treasury Rate for the applicable period will remain the Treasury Rate then in effect on that Interest Determination Date (or, if there was no such Interest Determination Date, the rate of interest payable on the Treasury Rate Notes for which the Treasury Rate is being determined shall be the Initial Interest Rate).

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield	=	D x N	x 100
360 - (D x M)

where “D” refers to the applicable per annum rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Section 4. Redemption. If so specified on the face hereof, the Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security (except in the case of a Discount Security)) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date. Such Initial Redemption Percentage, if more than 100% , shall decline at each anniversary of the Initial

Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

Section 5. Repayment. If so specified on the face hereof, this Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 30 but not more than 45 days prior to a Repayment Date this Security with the form attached hereto entitled “Option to Elect Repayment” duly completed. Except as set forth in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be canceled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

Section 6. Sinking Fund. This Security will not be subject to any sinking fund.

Section 7. Discount Securities. If this Security (such Security being referred to as an “Original Issue Discount Security”) (a) has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than its “stated redemption price at Maturity” (as defined below) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder or acceleration of the maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The “Amortized Face Amount” of this Security shall be the amount equal to the sum of (a) the Issue Price (as set forth on the face hereof) plus (b) the aggregate of the portions of the original issue discount (the excess of the amounts considered as part of the “stated redemption price at maturity” of this Security within the meaning of Section 1273(a)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), whether denominated as principal or interest, over the Issue Price of this Security) which shall theretofore have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issue of this Security to the date of determination, minus (c) any amount considered as part of the “stated redemption price at maturity” of this Security which has been paid on this Security from the date of issue to the date of determination.

Section 8. Modifications and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Section 9. Subordination; Obligations of the Company Absolute. The indebtedness evidenced by the Securities of this series is, to the extent provided in the Indenture, subordinated and subject in right of the payment in full of the principal of (and premium, if any) and interest on all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Securities of this series, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness. The Indenture also provides that if, upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to the subordination provisions referred to in Section 1614 of the Indenture, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any Entitled Person (as defined in the Indenture) has not received payment in full of all amounts due or to become due on or in respect of Other Senior Obligations (as defined in the Indenture), then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Senior Obligations before any payment or distribution may be made in respect of the Securities of this series. This Security is also issued subject to the provisions of the Indenture regarding payments to Entitled Persons in respect of Other Senior Obligations. Each Holder of this Security, by accepting the same, agrees to be bound by the provisions of the Indenture described herein and authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate the subordination of this Security and payment of Excess Proceeds as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

Section 10. Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

Section 11. Authorized Denominations. Unless otherwise provided on the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is an Original Issue Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

Section 12. Registration of Transfer. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

If the registered owner of this Security is the Depository (such a Security being referred to herein as a “Global Security”) and (i) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $1,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 13. Events of Default. If an Event of Default with respect to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Section 14. Defined Terms. All terms used in this Security which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Section 15. Governing Law. This Security shall be governed by and construed in accordance with the law of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
(Cust.) (Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or type name and address,

including zip code of assignee)

the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint:

Attorney to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the “Repayment Date” first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:

(Please Print or Type Name and Address of the Undersigned.)

For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received at least 30 but not more than 45 days prior to the Repayment Date (or, if such Repayment Date is not a Business Day, the next succeeding Business Day) by the Company at its office or agency, which will be located initially at the office of the Trustee at Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York 10005, Attention: Corporate Trust & Agency Services.

If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $            .

If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $            .

Dated:

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.